Exhibit 10.5

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT VIR BIOTECHNOLOGY, INC. TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT No. 3 TO EXCLUSIVE LICENSE AGREEMENT

ThisAMENDMENTNo.3TOEXCLUSIVELICENSEAGREEMENT(this

“Amendment 3”), entered into as of March 1, 2021 (the “Amendment 3 Date”), and effective as of the Effective Date, is made and entered into by and between The Rockefeller University, a New York not-for-profit education corporation, with a principal place of business at 1230 York Avenue, New York, NY 10065 (“Rockefeller”, also referred to herein as “Licensor”) and Vir Biotechnology, Inc. a Delaware corporation, with a principal place of business at 499 Illinois Street, Suite 500, San Francisco, CA 94158 (referred to herein as “Licensee”).

WHEREAS, Licensor and Licensee entered into a certain Exclusive License Agreement, effective as of July 31, 2018, and as amended by Amendment No.1 dated May 17, 2019 and Amendment No.2 dated September 29, 2020 (the “Agreement”); and

WHEREAS, Licensee and Licensor each wish to amend and update certain aspects of the Agreement.

NOW, THEREFORE, in consideration of the above and the mutual rights and obligations contained in this Amendment, and intending to be legally bound, Licensor and Licensee (individually, a “Party”, and together, the “Parties”) agree as follows:

1.	AMENDMENT OF THE AGREEMENT.

1.1Section 3.3, “Due Diligence Events”, subsection (c) shall be deleted and replaced with the following:

(c)	With respect to Enhanced Products resulting from the HBV Program:
i.	[***];
ii.	[***];
iii.	[***];
iv.	[***]; and
v.	[***].

2.	OTHER PROVISIONS.

2.1All provisions of the Agreement not expressly modified by this Amendment shall remain in full force and effect.

3.	COUNTERPARTS.

3.1This Amendment may be executed in counterparts with the same effect as if each of the Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. Signatures to this Amendment transmitted by facsimile, by email in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Amendment shall have the same effect as physical delivery of the paper document bearing original signature.

(Signature page follows)

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Date.

VIR BIOTECHNOLOGY, INC.:THE ROCKEFELLER UNIVERSITY:

BY:	/s/ Jay Parrish	BY:	/s/ Jeanne Farrell, PhD
NAME:	Jay Parrish	NAME:	Jeanne Farrell, PhD
TITLE:	Chief Business Officer	TITLE:	Associate VP Technology Transfer
DATE:	3/1/2021	DATE:	3/1/2021

[Signature Page to Amendment to Exclusive License Agreement]